EXHIBIT 10.6

July 30, 2012

Lazarus Energy LLC
801 Travis, Suite 2100
Houston, Texas   77002
Attention:  Jonathan Carroll

GEL Tex Marketing, LLC
Milam Services, Inc.
919 Milam, Suite 2100
Houston, Texas   77002
Attention:  Steve Nathanson

Re:     Amendment to Letter Agreement Regarding Expenses Payments and Reservation of Rights

Gentlemen:

Reference is made to that certain (i) Joint Marketing Agreement, dated August 12, 2011 (as amended, restated or supplemented from time to time, the "JMA"), by and between Lazarus Energy LLC, a Delaware limited liability company ("Lazarus"), and GEL Tex Marketing, LLC, a Delaware limited liability company ("GEL"), (ii) Construction and Funding Contract, dated August 12, 2011 (as amended, restated or supplemented fi:om time to time, the "CFC"), by and between Lazarus and Milam Services, Inc., a Delaware corporation ("MSI") and (i) Letter Agreement dated June 25, 2012 by and between GEL, MSI and Lazarus regarding expense payments and reservations of rights ("June Letter Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the CFC.

Lazarus, GEL and MSI hereby agree to amend the June Letter Agreement by (i) deleting the reference to "Monday July 30, 2012" in the fust sentence of the second paragraph and substituting therefor "Friday August 31, 2012" and (ii) agreeing that the Payments previously made or to be made can be made by either MSI or GEL as determined by MSI and GEL.

By execution of this Letter Agreement, Lazarus agrees and acknowledges that the Payments are not an obligation of GEL under this Letter Agreement or the June 25 Letter Agreement and may be discontinued by GEL in its sole discretion at any time.

NOTHING IN THIS LETTER AGREEMENT NOR THE  PAYMENT OF THE EXPENSE PAYMENTS TO LAZARUS SHALL BE CONSTRUED TO WAIVE, AMEND OR OTHERWISE MODIFY ANY RIGHTS OR REMEDIES AVAIALBLE TO LAZARUS, GEL OR MSI PURSUANT TO THE JMA, THE CFC, THE JUNE 25 LETTER AGREEMENT OR ANY OTHER CONTRACT DOCUMENT OR BY OPERATION OF LAW OR OTHERWISE (WHICH RIGHTS SHALL BE CUMULATIVE), OR RELEASE GEL, MSJ OR LAZARUS FROM ANY OBLIGATIONS RELATING THERETO.  The terms of the JMA, the CFC, the June 25 Letter Agreement (such June 25 Letter Agreement, as amended hereby) and all other Contract Documents shall remain in full force and effect and continue to be binding upon, and inure to the benefit of Lazarus, GEL and MSI and their respective successors and assigns.

[Signature page follows.]

IN  WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be executed by their duly authorized representatives effective as of the date first written above.